UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019
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KALLO, INC.
_____________________
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

225 Duncan Mills Road, Suite 504, Toronto, Canada M3B 3H9
(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND M MANAGERIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF THE AGREEMENT THAT WE ENTERED INTO INVOLVING PLANS AND INVESTMENT IN THE REPUBLIC OF GHANA. ANY FINANCUIAL TRANSACTIONS UNDERTAKEN IN ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2019 the Company entered into that certain Joint Venture Corporation Agreement (the “Agreement”) with Techno-Investment Module, Ltd, a corporation domiciled in the Republic of Belarus (“TIM”) and Vintage Ventures Limited, a company domiciled in the Republic of Ghana (“Vintage”).

The parties agreed that the purpose of the Agreement is to pursue certain commercial projects in the Republic of Ghana under the auspices of Ghana’s Petroleum Hub.

Under the terms of the Agreement TIM shall:

•	serve as the Joint Venture Corporation (the “Joint Venture”) leader in mobilizing finances on behalf of the Joint Venture for various projects to be undertaken by the Joint Venture;

•	be responsible for supplying equipment and other technical expertise and support required to execute various projects; and

•	be responsible for Phase One and will be responsible for organizing of finances for the investment projects using the collateral and other financial instruments such as Bank Guarantees.

Under the terms of the Agreement, Vintage shall:

•	be responsible for the coordination of arrangement of finance instrument and collateral on behalf of the Joint Venture for TIM for financing of various projects to be undertaken by the Joint Venture;

•
be responsible, as Ghanian partners and with technical training and support from the Company and TIM for the execution of assigned technical and administrative tasks for bidding, contract execution, and post-contract services, including representing the Joint Venture in all governmental, legal, and corporate processes in Ghana; and

•
be responsible for all business licensing, permits, zoning of the land, tax exemptions with regard to foreign investments and organizing and assisting TIM in structuring financial instruments and collateral for securing the investment.

Under the terms of the Agreement, the Company is to assume responsibility for the following:

•
for the business management office for the projects in end to end management of contracts and sub-contracts at various levels products and industry regulations applicable, legal liabilities, and international laws adherence in this varied business working together for operations and overall profitability and operational management including quality control and the establishment of global excellence in this venture.

The Agreement further provides that Vintage shall be responsible for the negotiation and acquisition of suitable land and pricing within the budget of 150 million Euros and completing the arrangements for the issuance of a bank instrument in the amount of 150 million Euros to be issued and suitable as collateral for the financing (the “Loan”) needed by the Joint Venture. The title of the land (the “Land”) shall be transferred by TIM as collateral for the Loan and the title of the Land will be transferred back to the Joint Venture after the Loan is paid in full. The transfer of Title of the Land as collateral to TIM shall be completed on the same day of the purchase of the Land by the Joint Venture using the proceeds of the Loan (EURO 150 Million) from TIM.

If the joint venture is successful, the parties agreed that TIM and the Company will share 30% and 25% of the profits respectively with Vintage and the Government of Ghana to share 35% and 10% respectively.

The Agreement also contains provisions requiring that if any party seeks to withdraw from the joint venture, they may do so only the unanimous consent of all of the parties. Further and in the event that: (a) any party commits a material breach of the Agreement; (b) any party is declared to be insolvent or bankrupt or is the subject of the appointment of a receiver, administrator, trustee in bankruptcy or similar officer or if there is an assignment for the benefit of creditors, or if it enters into any voluntary arrangement or an agreement for the composition, extension, reorganization or readjustment of all or substantially all of its obligations; (c) any party is the subject of any license, permit, or approval revocation; or (d) any party is the subject of any change of control or change in management; then the remaining party has the right to adjust the terms and conditions of the Agreement.

The parties further agreed that each is jointly and severally liable for any liabilities arising out of any dissolution of the joint venture. The term of the Agreement commencing upon the date the Agreement is executed and continues until the purpose of the Agreement is achieved.

In addition, the Agreement can be terminated by unanimous written consent and each party agreed to indemnify the other party against any claims arising out of any breach of the terms and conditions of the Agreement committed by the breaching party.

The Agreement is governed by the laws of the Republic of Ghana and the Agreement includes schedules listing the responsibilities and time frames for the work to be undertaken by each party.

Risk Factors Related to the Agreement and Our Financial Condition

The Agreement with TIM and Vintage is an essential part of our corporate strategy and our interest in implementing a joint venture with others that we deem as capable and qualified corporate parties. At the same time, we know that this Agreement will likely require further amendment and clarifications to ensure that the rights and obligations of each party are more clearly memorialized so as to allow each of the parties a better understanding of the terms and conditions of the Agreement and otherwise.

Our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks include, but are not limited to, the risks set forth in our most recent Annual Report on Form 10-K under Item 1A together with the following:

•
We have limited financial and managerial resources to implement our business plan and otherwise conduct our corporate affairs and there can be no guarantee that we will have sufficient financial and managerial resources to do so in the future.

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We need to raise a significant amount of additional capital to support our current financial needs and the capital that we are likely to need if we are to fulfill our responsibilities under the Joint Venture and otherwise conduct our business. At present we have not received any commitment from any capable and qualified third party to provide a sufficient amount of additional funds that will allow us to meet our current and projected needs and there can be no assurance that we will receive a sufficient amount of funds at any time in the near future or, if we do receive such funds, that the funds will be provided on reasonable terms and in sufficient amounts and on a timely basis given our current financial condition. If we are not successful in obtaining funds, in sufficient amounts, on reasonable terms, and on a timely basis, any person who acquires our Common Stock, our Preferred Stock, or both of them, will likely lose their entire investment.

•
Holders of our Common Stock face an almost certain prospect of immediate and substantial dilution since even if a qualified and capable prospective investor were willing to assume the extraordinary risks involved in making an investment into our Company, existing investors would very likely suffer dilution in ownership, in destruction of the current book value per share, and the destruction of the extent of their voting rights that likely would be permanent and without recourse. Thus, any person who acquires our Common Stock should be prepared to lose all or substantially of their investment.

•
Currently we are seriously delinquent in meeting our disclosure obligations under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). That is, we have not filed our Annual Report on Form 10-K for the 2018 fiscal year and we have not filed our three (3) Quarterly Reports on Form 10-Q for the first three (3) quarterly periods in fiscal 2019. More than that, there can be no assurance that we will obtain sufficient funds in the future that will allow us to eliminate our existing delinquencies and not incur additional delinquencies as well. Given these circumstances, we face a clear and certain high risk that the Securities and Exchange Commission could take adverse action against us to preclude further trading in our Common Stock. In that event, any person who acquires our Common Stock may be entirely unable to liquidate their investment. As a result, any person who acquires our Common Stock or our Preferred Stock should be prepared to lose their entire investment.

•	There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained.

•
We have not achieved profitability, positive cash flow or both of them and there can be no assurance that we will ever achieve profitability, positive cash flow, or both of them in the future or if we do, that either or both of them can be sustained.

•
We have no history of paying dividends on our Common Stock and given our lack of profitability and lack of positive cash flow, it is highly unlikely that we will ever be paying any dividends at any time in the near future.

•
We face significant operational risks in implementing the Agreement given the nature of the parties to the Agreement, the location of the assets used and deployed in the Joint Venture and the obvious and expensive challenges involved in the contemplated management and operation of an overseas joint venture.

•
The Agreement and the activities envisioned by the Agreement are similar to any new business venture and for this reason we face all the risks and uncertainties associated with starting a new business. For these reasons and many others, holders of our Common Stock and holders of our Preferred Stock should understand that our Common Stock and our Preferred Stock should only be acquired by persons who can afford the total loss of their investment.

Item 9. Exhibits.

10.25 Joint Venture Corporation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of December, 2019.

KALLO INC.

BY:	JOHN CECIL
John Cecil, Chief Executive Officer & Chief Financial Officer